UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

SUSSEX BANCORP
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	0-29030 (Commission File Number)	22-3475473 (I.R.S. Employer Identification No.)

200 Munsonhurst Road
Franklin, New Jersey 07416
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (973) 827-2914

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.            Results of Operations and Financial Condition.

On April 27, 2011, Sussex Bancorp (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

The information contained in this current report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.07.            Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on April 27, 2011. There were 3,363,416 shares of common stock eligible to be voted at the Annual Meeting and 51,592 shares were presented in person or represented by proxy at the meeting which constituted a quorum to conduct business.

There were three proposals submitted to the Company’s stockholders at the Annual Meeting.  All proposals were passed.  The final results of voting on each of the proposals are as follows:

Proposal 1: Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Patrick Brady	2,037,711	390,540	483,117
Edward J. Leppert	2,030,802	397,449	483,117
Richard Scott	2,015,139	413,113	483,117

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Vote
2,831,540	66,887	12,941	-

Proposal 3:  Approval of the Amendment of Our Certificate of Incorporation to Increase the Authorized Shares of Our Common Stock

Votes For	Votes Against	Abstain	Broker Non-Vote
2,256,145	610,538	44,685	-

Item 9.01.            Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number	Description

99.1	Press Release, dated April 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST	SUSSEX BANCORP

Date: May 2, 2011	By:	/s/ Anthony Labozzetta
Anthony Labozzetta
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 27, 2011